UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2020

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Clarendon Street, 37th Floor, Boston, MA                       02116

(Address of Principal Executive Offices)                                                                        (Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	BCSF	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

Bain Capital Specialty Finance, Inc. (NYSE: BCSF, the “Company”, “our” or “we”) currently serves (among other roles) as investment manager to its subsidiary, BCSF I, LLC, as Borrower pursuant to a credit agreement initially entered into October 4, 2017 (the “Original Credit Facility”) between (among other parties) BCSF I, LLC as Borrower, Goldman Sachs Bank USA, as Sole Lead Arranger, Syndication Agent and Administrative Agent, and U.S. Bank National Association as Collateral Administrator, Collateral Agent and Collateral Custodian (collectively, the “Parties”).  On January 8, 2020, the Parties entered into the first amended and restated credit agreement, which amended and restated the terms of the Original Credit Facility. On March 31, 2020 and May 27, 2020, the Parties entered into Omnibus Amendment No. 1 and Amendment No. 2, respectively, which amended and restated the first amended and restated credit agreement (collectively, the “ Existing Credit Facility”). On August 14, 2020, the Parties entered into the second amended and restated credit agreement and the third amended and restated margining agreement (collectively, the “Amendment”), which amended and restated the terms of the Existing Credit Facility (the “Amended and Restated Credit Facility”).

The Amendment amends the Existing Credit Facility to, among other things, (i) decrease the financing limit under the Existing Credit Facility from $500 million to $425 million, (ii) decrease the interest rate on financing from 3.25% per annum to 3.00% per annum, and (iii) provide enhanced flexibility to contribute and borrow against revolving and delayed draw loans and modify certain other terms relating to collaterals.

The description above is only a summary of the material provisions of the Amended and Restated Credit Facility and is qualified in its entirety by reference to a copy of the Amended and Restated Credit Facility, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: August 17, 2020	By:	/s/ Michael Treisman
Name: Michael Treisman
Title: Secretary